UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

RENOVORX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40738	27-1448452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2570 W El Camino Real, Suite 640 Mountain View, CA	94040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 284-4433

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RNXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by RenovoRx, Inc. (the “Company”) to amend the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2026 (the “Original 8-K”) solely for the purpose of correcting the hyperlink to the press release filed as Exhibit 99.1 to Original 8-K, which incorrectly linked to a different document. No other changes or updates have been made to the text of the Original 8-K or to any other items or exhibits attached thereto.

Item 2.02	Results of Operations and Financial Condition.

On August 12, 2026, RenovoRx, Inc. issued a press release announcing its financial results as of and for the quarter ended June 30, 2026. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of RenovoRx, Inc., dated August 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVORX, INC.
Date: August 13, 2026

	By:	/s/ Mark Voll
	Name:	Mark Voll
	Title:	Chief Financial Officer